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                                                                     Exhibit 1.1

                        4,500,000 Shares of Common Stock
                            (No Par Value Per Share)


                             UNDERWRITING AGREEMENT

                                                                __________, 2002


KEEFE, BRUYETTE & WOODS, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
HOWE BARNES INVESTMENTS, INC.
   as Representatives of the Several Underwriters named in Schedule I hereto
c/o Stifel, Nicolaus & Company, Incorporated
501 North Broadway, 9th Floor
St. Louis, Missouri 63102

Ladies and Gentlemen:

         Irwin Financial Corporation, an Indiana corporation (the "Company") proposes to issue and sell to the several underwriters listed on Schedule I hereto (the "Underwriters"), pursuant to the terms of this Agreement, 4,500,000 shares of the Company's common stock, no par value per share (the "Common Stock"). The aforementioned 4,500,000 shares of Common Stock to be sold to the Underwriters are herein called the "Firm Shares." Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to issue and sell to the Underwriters, at their option, up to an additional 675,000 shares of Common Stock (the "Option Shares") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Shares and any Option Shares are herein collectively referred to as the "Designated Shares" and are more fully described in the Prospectus hereinafter defined You are acting as representatives of the Underwriters and in such capacity are sometimes herein referred to as the "Representatives."

         The Company hereby confirms as follows its agreement with each of the Underwriters in connection with the proposed purchase of the Designated Shares.

         1. SALE, PURCHASE AND DELIVERY OF DESIGNATED SHARES, DESCRIPTION OF DESIGNATED SHARES.

              (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_______ per share (the "Purchase Price"), the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. In accordance with Section 9 hereof, the Representatives may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to


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eliminate the name of the Representatives) and to amend the number of Firm
Shares to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Shares listed on Schedule I shall equal 4,500,000.

         In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, severally and not jointly, an option to purchase all or any portion of the 675,000 Option Shares, and upon the exercise of such option in accordance with this Section 1, the Company hereby agrees to issue and sell to the Underwriters, severally and not jointly, all or any portion of the Option Shares at the same Purchase Price per share paid for the Firm Shares; provided that the purchase price per share for any Option Shares purchased upon the exercise of the over-allotment option shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company that proportion (subject to adjustment as you may determine to avoid fractional shares) of the number of Option Shares to be purchased that the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 4,500,000. The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Company setting forth the number of Option Shares as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of the certificates for such Option Shares. Such time and date of payment and delivery for the Option Shares (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

         Payment of the Purchase Price and delivery of certificates for the Firm Shares shall be made at the offices of Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102, or such other place as shall be agreed to by the Representatives and the Company, at 10:00 a.m., St. Louis time, on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof, or at such other time not more than five full business days thereafter as the Company and the Representatives shall determine (the "Closing Date"). If the Underwriters exercise the Option to purchase any or all of the Option Shares, payment of the Purchase Price and delivery of certificates for such Option Shares shall be made on the Option Closing Date at the offices of Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102, or at such other place as the Company and the Representatives shall determine. Such payments shall be made to an account designated by the Company by wire transfer, in same day funds, in the amount of the aggregate Purchase Price therefor, against delivery by or on behalf of the Company to the Underwriters of certificates for the Designated Shares to be purchased by the Underwriters.

         Certificates for Designated Shares to be purchased by the Underwriters shall be delivered by the Company in fully registered form in such authorized denominations and registered in such


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names as the Underwriters shall request in writing not later than 12:00 noon,
St. Louis time, two business days prior to the Closing Date and, if applicable, the Option Closing Date. Certificates for Designated Shares to be purchased by the Underwriters shall be made available by the Company to the Underwriters for inspection, checking and packaging at such office as the Underwriters may designate in writing not later than 1:00 p.m., St. Louis time, on the last business day prior to the Closing Date and, if applicable, on the last business day prior to the Option Closing Date.

         Time shall be of the essence, and delivery of the certificates for the Designated Shares at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder.

         2.   REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to, and agrees with, each of the Underwriters that:

                   (i) The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                   (ii) The Company has prepared and filed with the Commission a registration statement on Form S-1 (File Number 333-69586) for the registration of the Designated Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act and the rules and regulations promulgated thereunder (the "1933 Act Regulations"). Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Company to the Representatives. After the execution of this Agreement, the Company will file with the Commission
         (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Representatives prior to (or as are agreed to by the Representatives subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such


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         registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Representatives prior to (or is agreed to by the Representatives subsequent to) the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial statements and schedules and exhibits thereto, and (2) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial statements and schedules. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

                   (iii) No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) has been issued by the Commission, any state or other jurisdiction or other regulatory body, nor has the Commission, any state or other jurisdiction or other regulatory body, to the knowledge of the Company, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any of the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information"). Each Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system, except to the extent permitted by Regulation S-T.

                   (iv) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission, any state or other jurisdiction or other regulatory body. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; PROVIDED, HOWEVER, that this representation and warranty does not apply to Underwriters' Information. At the Effective Date and at all


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         times when the Prospectus is required to be delivered in connection with offers and sales of Designated Shares, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty does not apply to Underwriters' Information. Since the date that the Registration Statement was filed with the Commission, no event has or will have occurred which should have been set forth in an amendment or supplement to the Registration Statement which has not then been set forth in such an amendment or supplement. The Registration Statement will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

                   (v) The Company is duly organized and validly existing under the laws of the State of Indiana, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                   (vi) The Company currently has 29 direct and indirect subsidiaries. They are listed on Exhibit A attached hereto and incorporated herein (the "Subsidiaries"). Except for investments of Irwin Ventures Incorporated or Irwin Ventures Incorporated - SBIC as described in the Prospectus, the Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. Each Subsidiary is a corporation or bank duly organized or incorporated, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of incorporation; PROVIDED, HOWEVER, that the foregoing representation and warranty as it relates only to the "good standing" of a Subsidiary does not apply to any Subsidiary which is incorporated in Indiana or any other jurisdiction that does not provide good standing certificates. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) and as currently being conducted. The deposit accounts of Irwin Union Bank and Trust are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation up to the maximum amount provided by law and the deposit accounts of Irwin Union Bank, F.S.B. are insured by the Savings Association Insurance Fund under the provisions of the Federal Deposit Insurance Act up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Company, threatened. Irwin Union Bank and Trust and Irwin Union Bank, F.S.B. are referred to herein as the "Banks".


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                   (vii) The Company and each of the Subsidiaries is duly
         qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o, and (C) except for Irwin Home Equity Corporation ("IHE") which is at least 90% owned by the Company and Onset Capital Corporation ("OCC") which is at least 78% owned by the Company, are owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity and except for the provisions of those certain shareholder agreements relating to IHE and OCC. Except as disclosed in the Prospectus or issuable pursuant to compensatory plans or other programs disclosed in the Prospectus, and except for the provisions of those certain shareholder agreements relating to IHE and OCC, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Company or the Subsidiaries.

                   (viii) The capital stock of the Company conforms to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) in all material respects. The outstanding shares of capital stock and equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Company. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Company, and there are no restrictions upon the voting or transfer of any capital stock of the Company pursuant to the Company's articles of incorporation or bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound.

                   (ix) The Company has all requisite power and authority to issue, sell and deliver the Designated Shares in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus). All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Designated Shares in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Shares, when delivered in accordance with this Agreement, will be duly and validly issued and outstanding and will be fully paid and nonassessable, will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus). None of the Designated Shares, immediately prior to delivery,


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         will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                   (x) The Company and the Subsidiaries have complied in all material respects with all federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) and as currently being conducted, except in each case for any such noncompliance which would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Neither the Company nor any non-banking Subsidiary engages directly or indirectly in any activity prohibited by the Board of Governors of the Federal Reserve System (the "FRB") or the BHC Act or the regulations promulgated thereunder. Neither the Company nor any Subsidiary is subject to a directive from the Commission, the FDIC, the FRB, the Office of Thrift Supervision (the "OTS"), the Indiana Department of Financial Institutions (the "DFI") or any other governmental authority to make any material changes in the method of conducting its business and no such directive is pending or threatened by such authorities. The Company knows of no material spill, discharge, leak, emission, ejection, escape, dumping or release of any kind onto the properties owned by the Company or into the environment surrounding those properties, of any toxic or hazardous substances as defined under any federal, state or local regulations, laws or statutes, except for those releases permissible under such regulations, laws or statutes or otherwise allowable under applicable permits and except for such releases which would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xi) The Company and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) and as currently being conducted in all material respects, except where the failure to obtain or possess any Permit would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All such Permits are in full force and effect and each of the Company and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) except where such revocation, termination or impairment would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis. Such Permits


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         contain no restrictions that would materially impair the ability of the
         Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Company nor any of the Subsidiaries have received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit except where such revocation, termination or impairment would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xii) Neither the Company nor any of the Subsidiaries are in breach or violation of their corporate charter, by-laws or other governing documents in any material respect. Neither the Company nor any of the Subsidiaries is, and to the knowledge of the Company no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default could have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and to the knowledge of the Company, no other party has asserted that the Company or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Bank), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xiii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus (or, if the Prospectus in not in existence, the Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Designated Shares pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or the Subsidiaries, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate a material adverse effect on the condition (financial or


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         otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus (or such Preliminary Prospectus), except such as have been obtained under the 1933 Act and from the New York Stock Exchange relating to the listing of the Designated Shares, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Shares by the Underwriters.

                   (xiv) The Company has all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

                   (xv) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases, except, in each case where the failure to so possess or the existence of such default would not individually or on the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xvi) PricewaterhouseCoopers LLP, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

                   (xvii) The consolidated financial statements including the notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) with respect to the Company and the Subsidiaries comply in all material respects with the 1933 Act and the 1933 Act Regulations and


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         present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected consolidated financial data concerning the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiaries in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

                   (xviii) The Company and the Banks make and keep accurate books and records reflecting their respective assets and maintain internal accounting controls which provide reasonable assurance that
         (i) transactions are executed with management's authorization; (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and the Subsidiaries;
         (iii) access to the assets of the Company and the Subsidiaries is permitted only in accordance with management's authorization; and (iv) the reported accountability of the assets of the Company and the Subsidiaries is compared with existing assets at reasonable intervals.

                   (xix) The Company and the Bank maintain insurance of the types and in the amounts required by rules and regulations of the FRB, the OTS and the DFI and, to the best knowledge of the Company, consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                   (xx) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), except as otherwise stated therein:

                        (A) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                        (B) there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                        (C) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                        (D) the Company has not declared or paid any dividend other than the Company's regular dividends on its common stock, and neither the Company nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings;

                        (E) there has not been any change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Company or the Subsidiaries; and

                        (F) there has not occurred any other event and there has arisen no set of circumstances required by the 1933 Act or the 1933 Act Regulations to be disclosed in the Registration Statement or Prospectus which has not been so set forth in the Registration Statement or such Prospectus as fairly and accurately summarized therein.

                   (xxi) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

                   (xxii) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) that are not so summarized.

                   (xxiii) The Company has not taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Designated Shares in violation of the Commissioner's rules and regulations, including, but not limited to, Regulation M, and the Company is not aware of any such action taken or to be taken by any affiliate of the Company.

                   (xxiv) The Company and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) and neither the Company nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and the Company does not know of any basis for any such infringement or conflict.

                   (xxv) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus). Neither the Company nor any of the Subsidiaries have received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xxvi) The Company and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. The Company has no knowledge of any tax deficiency which has been or might be assessed against the Company or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                   (xxvii) Each of the material contracts, agreements and instruments referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, except where the cancellation, termination or unenforceability does not constitute a material change in the affairs of the Company and the Subsidiaries on a consolidated basis. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Company, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder, except where the default or breach does not constitute a material change in the affairs of the Company and the Subsidiaries on a consolidated basis.

                   (xxviii) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) which is not adequately described therein.

                   (xxix) No person has the right to request or require the Company or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Shares except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus).

                   (xxx) The Designated Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                   (xxxi) Except as described in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

                   (xxxii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                   (xxxiii) The Company has not distributed and will not distribute prior to the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by or on behalf of the Underwriters.

                   (xxxiv) Neither the Company nor any Subsidiary has any liability under any "pension plan," as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries, if any (the "Employee Plans"), have been operated in material compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, in the aggregate, have a material adverse effect upon the condition (financial or otherwise), earnings, affairs, business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis). No reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Company or the Subsidiaries for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation. No prohibited transaction under
         Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Company or any of the Subsidiaries. There are no pending or, to the knowledge of the Company, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any governmental authority or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in material compliance with the group health plan continuation coverage requirements of Section 4980B of the Code.

                   (xxxv) Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution of delivery of this Agreement or the consummation of the transactions contemplated herein.

                   (xxxvi) No report or application filed by the Company or any of the Subsidiaries with the Commission, the FRB, the OTS, the DFI or any other state or federal regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the FRB, the OTS, the DFI, the Commission or any other state or federal regulatory authority, as the case may be.

                   (xxxvii) None of the Company, the Subsidiaries or, to the best knowledge of the Company, any other person associated with or acting on behalf of the Company or the Subsidiaries, including, without limitation, any director, officer, agent, or employee of any of the Subsidiaries or the Company has, directly or indirectly, while acting on behalf of such Company or Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other persons charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other payment of funds of the Company or a Subsidiary or retained any funds which constitute a violation of any law, rule or regulation or which was or is required to be disclosed in the Registration Statement or the Prospectus pursuant to the requirements of the 1933 Act or the 1933 Act Regulations.

                   (xxxviii) Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), there is no factual basis for any action, suit or other proceeding involving the Company nor the Subsidiaries or any of their material assets for any failure of the Company or any of the Subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment; except where such action, suit or other proceeding would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis. Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) or as would not have a material adverse affect on the condition (financial or otherwise), earnings, affairs, business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis, none of the property owned or leased by the Company or any of the Subsidiaries is contaminated with any waste or hazardous substances, and neither the Company nor any of the Subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq.

                   (xxxix) Neither the Company nor any Subsidiary has any agreement or understanding with any person (A) concerning the future acquisition by the Company or the Subsidiaries of a controlling interest in such person or (B) concerning the future acquisition by any person of a controlling interest in the Company or any Subsidiary, in either case that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus (or if the Prospectus is not in existence, the Preliminary Prospectus).

         3.   OFFERING BY THE UNDERWRITERS.

         After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Company shall not be reduced as a result of such reduction or change.

         The Underwriters may reserve and sell such of the Designated Shares purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

         4.   CERTAIN COVENANTS OF THE COMPANY.

         The Company covenants with the Underwriters as follows:

              (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Company will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Representatives of such timely filing.

              (b) The Company shall notify you immediately, and confirm such notice in writing:

                   (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                   (ii) of the receipt of any comments or requests from the Commission;

                   (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

                   (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Shares for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

              (c) The Company shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) the Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

              (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Company shall comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Shares as contemplated herein and in the Prospectus. The Company shall not file any amendment to the registration statement as originally filed or to the

Registration Statement and shall not file any amendment thereto or make any amendment or supplement to the Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you or counsel for the Underwriters shall reasonably object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Shares, the Company shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriters or counsel for the Underwriters does not reasonably object), and furnishing to you such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to you and counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Company shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (e) The Company shall cooperate with you and counsel for the Underwriters in order to qualify the Designated Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Shares; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Company shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Shares have been qualified as above. The Company will notify you immediately of, and confirm in writing, the suspension of qualification of the Designated Shares or threat thereof in any jurisdiction.

              (f) The Company shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Company conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

              (g) The Company shall use the net proceeds from the sale of the Designated Shares to be sold hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

              (h) For five years from the Effective Date, the Company shall furnish to the Representatives copies of all reports and communications (financial or otherwise) furnished by the Company to the holders of the Designated Shares as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the New York Stock Exchange or other self-regulatory organization and such other documents, reports and information concerning the business and financial conditions of the Company as the Representatives may reasonably request, other than such documents, reports and information for which the Company has the legal obligation not to reveal to the Representatives.

              (i) For a period of 90 days from the Effective Date, the Company shall not, without the Representatives' prior written consent, directly or indirectly offer, sell, contract to sell or otherwise dispose of any shares of the Company's equity securities, any securities convertible or exchangeable for such equity securities or any other rights to acquire such equity securities, other than (A) Designated Shares issued and sold to the Underwriters pursuant to this Agreement, (B) Common Stock issued upon exercises of employee stock options outstanding on the date hereof, and (C) Common Stock issued upon conversion of the Company's outstanding convertible trust preferred securities or convertible preferred stock, as described in the Prospectus. The Company will cause certain directors, officers and shareholders of the Company designated by the Representatives in consultation with the Company to deliver to the Underwriters on or before the date of this Agreement, an agreement satisfactory in form and substance to the Underwriters and counsel for the Underwriters whereby each such person agrees, for a period of 90 days from the Effective Date, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of the Company's equity securities, any securities convertible or exchangeable for the Company's equity securities or any other rights to acquire such equity securities without the prior written consent of the Underwriters, subject to certain exceptions mutually agreeable to the Company and the Underwriters; PROVIDED, HOWEVER, that such agreement delivered by William I. Miller will prohibit any such offer, sale or disposition for a period of 180 days.

              (j) The Company shall use its best efforts to cause the Designated Shares to become listed on the New York Stock Exchange, and to remain so listed for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Representatives.

              (k) The Company will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Designated Shares under the 1933 Act.

              (l) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' option to purchase the Option Shares shall expire or (ii) the day following the Option Closing Date with respect to any Option Shares that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Company nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Company or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, or take or refrain from taking any action which will cause or result in any material adverse change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Company and the Subsidiaries on a consolidated basis.

              (m) The Company shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representatives, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of the Company' Common Stock, except for any purchases of shares of Common Stock pursuant to a publicly announced stock buy-back program.

              (n) The Company shall not take, directly or indirectly, any action designed to result in or which constitutes or which might reasonably be expected to (i) cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Designated Shares or (ii) otherwise violate the Commission's Regulation M and the Company is not aware of any such action taken or to be taken by any affiliate of the Company.

              (o) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Subsidiaries or the offering of the Designated Shares (the "Offering") which you shall not previously have been provided a copy a reasonable time prior to the release thereof or provided reasonable notice thereof and you shall not have reasonably objected thereto.

              (p) The Company and the Subsidiaries shall conduct their businesses in compliance with all applicable federal and state laws, rules, regulations, decisions, directives and orders (including, without limitation, the applicable provisions of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the BHC Act, the Federal Deposit Insurance Corporation Improvement Act, the FRB, the OTS and the DFI, as applicable).

              (q) The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its Subsidiaries, and (3) access to the assets of the Company and its Subsidiaries is permitted.

              (r) The Company shall use best efforts to comply with all applicable registration, filing and reporting requirements of the 1934 Act for so long as the Common Stock shall remain outstanding.

         5.   PAYMENT OF EXPENSES.

         Whether or not this Agreement is terminated or the sale of the Designated Shares to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including:

              (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements);

              (b) all fees, expenses and disbursements of the Company's counsel and accountants;

              (c) all fees and expenses incurred in connection with the qualification of the Designated Shares under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith, not to exceed $3,000;

              (d) all fees and expenses incurred in connection with filings made with the NASD;

              (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Shares on the New York Stock Exchange;

              (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

              (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

              (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Shares to the Underwriters; and

              (i) all other costs and expenses incident to the performance of the obligations of the Company hereunder that are not otherwise specifically provided for in this Section 5. If the sale of Designated Shares contemplated by this Agreement is not completed due to termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Company and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Shares, in each case following presentation of reasonably detailed invoices therefor.

         If the sale of Designated Shares contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.

         6.   CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

         The obligations of the Underwriters to purchase and pay for the Firm Shares and, following exercise of the option granted by the Company in Section 1 of this Agreement, the Option Shares, are subject, in your sole discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Company herein as of the date hereof and as of the Closing Date (or in the case of the Option Shares, if any, as of the Option Closing
Date), to the accuracy of the written statements of the Company made pursuant to the provisions hereof, to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

              (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

              (b) No Underwriter shall have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, and the Designated Shares, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

              (d) Vedder, Price, Kaufman & Kammholz, special counsel for the Company, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                   (i) The Company has been duly organized and is existing under the laws of the State of Indiana, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation (other than Subsidiaries incorporated in Indiana for which no opinion as to good standing shall be required). Each of the Company and the Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted in all material respects. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831 and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares other than pursuant to the terms of certain shareholder agreements relating to IHE and OCC.

                   (ii) The capital stock of the Company conforms to the description thereof contained in the Prospectus in all material respects. To the best of such counsel's knowledge, the capital stock of the Company authorized and issued as of September 30, 2001 is as set forth under the caption "Capitalization" in the Prospectus. The outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassesable. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company, except (1) as described in the Prospectus, (2) the registration of the Designated Shares and the sales to the Underwriters pursuant to this Agreement, (3) issuances of Common Stock upon the exercise of outstanding options, warrants and debentures or upon the conversion of shares of preferred stock and convertible trust preferred securities outstanding as of the date hereof, (4) grants of options or other rights to purchase Common Stock and issuances of shares of Common Stock under employee benefit plans and other compensatory programs in existence on the date hereof and registrations thereof on Form S-8, (5) issuances of Preferred Stock pursuant to the program described in the Prospectus and possible issuances of Common Stock upon the conversion thereof, and (6) issuances of Common Stock pursuant to restricted stock awards made in connection with the recruitment of market presidents to implement the Company's banking expansion plans.

                   (iii) The issuance, sale and delivery of the Designated Shares in accordance with the terms and conditions of this Agreement have been duly authorized by all necessary actions of the Company. The Designated Shares conform to the description thereof in the Registration Statement and the Prospectus. The Designated Shares have been approved for listing on the New York Stock Exchange subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus no restrictions upon the voting or transfer of, any equity securities of the Company or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents of the Company or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

                   (iv) The Company has all requisite corporate power to enter into and perform its obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

                   (v) The Designated Shares to be issued pursuant to this Agreement have been duly authorized and validly reserved for issuance and are free of statutory and, to the best of such counsel's knowledge, contractual preemptive rights, and such Designated Shares, when so issued, will be duly and validly issued and fully paid and nonassessable, with no personal liability attaching to the ownership thereof.

                   (vi) To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document, except for such violation, breach or default which will not have a material adverse effect on the Company and the Subsidiaries taken as a whole. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Designated Shares pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or governing document of the Company or the Subsidiaries, or to the best of such counsel's knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Company or the Subsidiaries or any of their respective properties which, in each case, is material to the Company and the Subsidiaries on a consolidated basis.

                   (vii) To the best of such counsel's knowledge, holders of securities of the Company do not have any right that, if exercised, would require the Company to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Company.

                   (viii) Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Company or the Subsidiaries is or is threatened to be made a party, and (ii) no action, suit or proceeding is pending or threatened in writing against or affecting the Company or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Shares as contemplated herein or the condition (financial or otherwise), business, or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                   (ix) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Shares by the Underwriters.

                   (x) The Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements or other financial data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness or issuance.

                   (xi) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

                   (xii) The statements under the captions "Risk Factors -- Risks Related to an Investment in Us --WE ARE THE DEFENDANT IN A CLASS ACTION LAWSUIT CALLED CULPEPPER V. INLAND MORTGAGE CORPORATION***", Risk Factors -- Risks Related to an Investment in Us -- OUR BUSINESS MAY BE AFFECTED ADVERSELY BY THE HIGHLY REGULATED ENVIRONMENT IN WHICH WE OPERATE", Risk Factors -- Risks Related to an Investment in Us -- WE WILL BE AFFECTED BY NEW REGULATORY CAPITAL RULES AND EXPECT TO***, Risk Factors -- Risks Related to an Investment in Us -- OUR SHAREHOLDER RIGHTS PLAN, PROVISIONS IN OUR RESTATED ARTICLES OF INCORPORATION***", "Legal Proceedings", "Supervision and Regulations", "Certain Relationships and Related Party Transactions" and "Description of Capital Stock" in the Prospectus and in the Registration Statement under Item 14, insofar as such statements constitute a description of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters purported to be summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data as to which said counsel expresses no opinion or belief.

                   (xiii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                   (xiv) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions required to be disclosed on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

                   (xv) To the best of such counsel's knowledge, (A) the business and operations of the Company and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Company and the Subsidiaries to conduct their business; and (B) the Company and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all Permits, consents, licenses, franchises and governmental and regulatory authorizations ("Authorizations") and required to conduct their businesses as described in the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened which may lead to the revocation, termination, suspension or non-renewal of any such Authorization, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Company or the Subsidiaries to conduct their businesses.

                   (xvi) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, the Company will not be, an "investment company," or an entity "controlled" by an "investment company" as defined in the Investment Company Act.

         In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (vi), (xi) and
(xv) hereof, and certificates of public officials. In addition, it is contemplated that such counsel shall rely on the opinion of Ellen Z. Mufson, Vice President - Legal of the Company, as to certain matters regarding the Company and the Subsidiaries, and such counsel shall state in its opinion the amount of reliance it is placing on the opinion of such Company counsel and that such reliance is, in the view of such counsel, reasonable under the circumstances.

         Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

              (e) Lewis, Rice & Fingersh, L.C., counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Shares, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Lewis, Rice & Fingersh, L.C. may rely as to matters of fact upon statements and certifications of officers of the Company and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, upon the opinions of Vedder, Price, Kaufman & Kammholz and Ellen Z. Mufson, Vice President - Legal of the Company described herein.

              (f) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Representatives, confirming that they are independent public accountants with respect to Company, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                   (i) In their opinion, the consolidated financial statements of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                   (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information," inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                   (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                        (A) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company or any decrease in the consolidated shareholders equity of the Company, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses, have occurred or may occur or which are described in such letter; and

                        (B) for the period from the date of the latest unaudited interim consolidated financial statements included in the Registration Statement to the specified date referred to in Clause (iii)(A), there were any decreases in the consolidated net income of the Company or in the per share amount of net income of the Company as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the

Registration Statement discloses have occurred or may occur, or which are described in such letter.

                   (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement specified by the Underwriters in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company have found them to be in agreement.

         In the event that the letter to be delivered on the date hereof, on the Closing Date (and, if applicable, any Option Closing Date) referred to above set forth any such changes, decreases or increases as specified in Clauses (iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause
(iv) above, it shall be a further condition to the obligations of the Underwriters that the Representatives shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company included in the Registration Statement, (y) reflect a material adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representatives, or (z) reflect a material adverse change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

              (g) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2 hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that the Company have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Company or the Subsidiaries other than transactions in the ordinary course of business; and
(iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

              (h) On the Closing Date, you shall have received signed agreements, dated the date of this Agreement, from certain of the directors, officers and shareholders of the Company in accordance with Section 4(i).

              (i) The NASD, upon review of the terms of the public offering of the Designated Shares, shall not have objected to the Underwriters' participation in such offering.

              (j) Prior to the Closing Date and, if applicable, the Option Closing Date, the Company shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

         All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Company.

         7.   INDEMNIFICATION AND CONTRIBUTION.

              (a) The Company agrees to indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company contained in
Section 2 of this Agreement (or any certificate delivered by the Company pursuant to Sections 6(g) and 6(j) hereto) or the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, the Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iii) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the "Underwriters' Information"; PROVIDED FURTHER, HOWEVER, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling any Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Designated Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to you in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company may otherwise have to any such indemnified party.

              (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to each Underwriter, but only with respect to the Underwriters' Information. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

              (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified party and controlling persons, which firm shall be designated in writing by the indemnified party (and, if such indemnified parties are Underwriters, by you, as Representatives). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there shall be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

              (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Shares (before deducting expenses) received by the Company bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the 1933 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company subject in each case to the preceding sentence. The obligations of the Company under this paragraph (d) shall be in addition to any liability which the Company may otherwise have and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

              (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling an Underwriter or by or on behalf of the Company, or such directors, trustees or officers (or any person controlling the Company), (ii) acceptance of any Designated Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of the Company, such directors, trustees or officers (or of any person controlling an Underwriter or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         8.   TERMINATION.

         You shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Shares, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Company, if:

              (a) The Company shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

              (b) The Company or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representatives materially impairs the investment quality of the Designated Shares;

              (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which in your reasonable judgment is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

              (d) There has occurred any outbreak or escalation of hostilities or other calamity or crisis (including, without limitation, an act of terrorism) or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Shares or enforce contracts for the sale of the Designated Shares;

              (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market's National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority; or

              (f) A banking moratorium shall have been declared by either federal or Indiana authorities; or

              (g) Any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has a material adverse effect on the United States securities markets so as to make it, in your reasonable judgment, impracticable to market the Designated Shares or enforce contracts for the sale of the Designated Shares.

         If this Agreement shall be terminated pursuant to this Section 8, the Company shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

         9.   DEFAULT OF UNDERWRITERS.

         If any Underwriter or Underwriters shall default in its or their obligations to purchase Designated Shares hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that the non-defaulting Underwriters shall be under no obligation to purchase such Designated Shares if the aggregate number of Designated Shares to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in Schedule I hereto, and provided further, that no non-defaulting Underwriter shall be obligated to purchase Designated Shares to the extent that the number of such Designated Shares is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.

         In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Designated Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representatives may in its discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Designated Shares on the terms contained herein. If within one business day after such default the Representatives do not arrange for the purchase of such Designated Shares, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representatives to purchase such Designated Shares on such terms.

         In the event that the Representatives or the Company do not arrange for the purchase of any Designated Shares to which a default relates as provided above, this Agreement shall be terminated.

         If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Designated Shares of a defaulting Underwriter or Underwriters as provided in this Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and (ii) the respective numbers of Designated Shares to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

         10.  EFFECTIVE DATE OF AGREEMENT.

         If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

         If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representatives shall release the Designated Shares for initial public offering. The Representatives shall notify the Company immediately after it has taken any action which causes this Agreement to become effective.

         Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you or by you, as Representatives of the several Underwriters, by notifying the Company, except that the provisions of Sections 5 and 7 shall at all times be effective.

         11.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         The representations, warranties, indemnities, agreements and other statements of the Company and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or controlling persons of the Company, or by or on behalf of the Underwriters or controlling persons of the Underwriters and shall survive delivery of and payment for the Designated Shares.

         12.  NOTICES.

         Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to Company shall be sent to 500 Washington Street, Columbus, Indiana 47201, Attention: Thomas D. Washburn (with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601,
Attention: Daniel O'Rourke) and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, 9th Floor, St. Louis, Missouri 63102, Attention: Rick E. Maples (with a copy to Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102,
Attention: Thomas C. Erb, Esq.). In all dealings with the Company under this Agreement, Stifel, Nicolaus & Company, Incorporated shall act as representative of and on behalf of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by Stifel, Nicolaus & Company, Incorporated on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

         13.  PARTIES.

         The Agreement herein set forth is made solely for the benefit of the Underwriters and the Company and, to the extent expressed, directors, trustees and officers of the Company, any person controlling the Company or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term

"successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Designated Shares.

         14.  GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.

         15.  COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         If the foregoing is in accordance with the your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company and you in accordance with its terms.

                                         Very truly yours,

                                         IRWIN FINANCIAL CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                         ATTEST:

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



CONFIRMED AND ACCEPTED,
as of the date first above written.


KEEFE, BRUYETTE & WOODS, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
HOWE BARNES INVESTMENTS, INC.

BY: KEEFE, BRUYETTE & WOODS, INC.


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
         Authorized Signatory

BY: STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
        Authorized Signatory

BY: J.J.B. HILLIARD, W.L. LYONS, INC.


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
        Authorized Signatory

BY: HOWE BARNES INVESTMENTS, INC.


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
        Authorized Signatory

           For themselves and as Representatives of the several Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                              REPRESENTATIVE                                            NUMBER OF SHARES

Keefe, Bruyette & Woods, Inc.................................................
Stifel, Nicolaus & Company, Incorporated. ...................................
J.J.B. Hilliard, W.L. Lyons, Inc.............................................
Howe Barnes Investments, Inc.................................................

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES


Irwin Union Bank and Trust Company
Irwin Home Equity Corporation
IHE Funding Corp.
IHE Funding Corp. II
Irwin Funding Corp.
Irwin Funding Corp. II
Irwin Union Realty Corporation Irwin Union Collateral, Inc. Irwin Capital Holdings Corporation Irwin Business Finance Corporation Irwin Franchise Capital Corporation Irwin International Corporation Onset Capital Corporation Onset Alberta Ltd.
Irwin Union Securities, Inc.
Irwin Reinsurance Corporation
Irwin Union Insurance, Inc.
Irwin Union Advisory Services, Inc.
Irwin Union Investor Services, Inc.
Irwin Union Bank, F.S.B.
Irwin Union Credit Insurance Corporation
IFC Capital Trust I
IFC Capital Trust II
IFC Capital Trust III
IFC Capital Trust IV
IFC Capital Trust V
IFC Mortgage Corporation
Irwin Mortgage Corporation
Irwin Equipment Finance Corporation
Irwin Leasing Corporation
Irwin Ventures LLC
Irwin Ventures SBIC LLC